UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

On March 17, 2021, ContraFect Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with SVB Leerink LLC and Cantor Fitzgerald & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the public offering, issuance and sale by the Company of 10,000,000 shares of the Company’s common stock, $0.0001 par value per share, at a public offering price of $5.00 per share, less underwriting discounts and commissions, pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-246359) and a related prospectus supplement filed with the Securities and Exchange Commission. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option exercisable for 30 days to purchase up to an additional 1,500,000 shares of its common stock at the public offering price, less underwriting discounts and commissions. On March 18, 2021, the Underwriters exercised their option to purchase additional shares in full. The closing of the offering and the option exercise is expected to occur on or about March 22, 2021, subject to the satisfaction of customary closing conditions.

The Company expects to receive net proceeds from the offering and the option exercise of approximately $53.7 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the offering and the option exercise to fund the completion of the exebacase Phase 3 development program for potential BLA submission for the treatment of Staph aureus bacteremia, including right-sided endocarditis, to fund a Phase 1/2 safety and efficacy trial for exebacase as a treatment for patients with chronic post-operative Staphylococcal prosthetic joint infections, to fund the acceleration of investigational new drug-enabling activities and a Phase 1a/1b trial of CF-370, an engineered gram-negative lysin directly targeting Pseudomonas aeruginosa, and for working capital and other general corporate purposes. The Company believes that its cash, cash equivalents and marketable securities, together with the net proceeds from the offering and the option exercise, will fund its operations into the first half of 2023.

The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing descriptions of the Underwriting Agreement is not complete and is qualified in its entireties by reference to the full text of the Underwriting Agreement, a copy of which are filed as Exhibit 1.1 to this report and is incorporated by reference herein.

Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated March 19, 2021, regarding the validity of the shares of common stock to be issued and sold in the offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the consummation of the offering and the option exercise, the terms of the offering, the satisfaction of customary closing conditions with respect to the offering, the anticipated amount of net proceeds from the offering and the option exercise, the intended use of such net proceeds, and the Company’s belief that its cash and cash equivalents will fund its operations into the first half of 2023. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation: the uncertainties related to market conditions or for other reasons; the risk that the offering will not be consummated; the amount of and use of net proceeds from the offering and the option exercise may differ from the Company’s current expectations; the Company has incurred significant losses since its inception and may never achieve profitability; the Company’s recurring losses from operations could raise substantial doubt regarding its ability to continue as a going concern; the Company has no product revenues; the Company’s short operating history; the Company’s need for substantial additional funding; the Company may be required to suspend or discontinue clinical trials due to adverse side effects or other safety risks; clinical trials of the Company’s product candidates are subject to delays, which could result in increased costs and jeopardize its ability to obtain regulatory approval and commence product sales as currently contemplated; the Company’s ability to attract and retain qualified personnel, and changes in management; difficulties in managing the Company’s growth; and the important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2020 and its other filings with the SEC for the offering. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 17, 2021, by and between ContraFect Corporation and SVB Leerink LLC and Cantor Fitzgerald & Co.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: March 19, 2021	By:	/s/ Michael Messinger
Name: Michael Messinger Title: Chief Financial Officer